Exhibit 99.1

Snap Inc. Announces Fourth Quarter and Full Year 2020 Financial Results

Daily Active Users increased 22% year-over-year to 265 million

Fourth quarter revenue increased 62% year-over-year to $911 million

Fourth quarter operating cash flow improved 21% year-over-year to $(53) million

SANTA MONICA, Calif. – February 4, 2021 – Snap Inc. (NYSE: SNAP) today announced financial results for the quarter and full year ended December 31, 2020.

Financial Highlights

•	Operating cash flow improved by $14 million to $(53) million in Q4 2020, compared to the prior year.
•	Free Cash Flow improved by $7 million to $(69) million in Q4 2020, compared to the prior year.
•	Common shares outstanding plus shares underlying stock-based awards totaled 1,630 million at December 31, 2020, compared to 1,576 million one year ago.
•	Revenue increased 62% to $911 million in Q4 2020, compared to the prior year.
•	Net loss and Adjusted EBITDA were $(113) million and $166 million in Q4 2020, respectively, compared to $(241) million and $42 million in the prior year, respectively.
•	Net loss and Adjusted EBITDA were $(945) million and $45 million in 2020, respectively, compared to $(1.0) billion and $(202) million in the prior year, respectively.

“We’re grateful for the opportunity to serve our community and partners through this challenging period of time,” said Evan Spiegel, CEO. “Our team has worked tirelessly to help people stay close with their friends and family even while they are physically apart, and we’re proud of the strong results we delivered for our advertising partners this quarter and over the full year. We delivered our first full year of Adjusted EBITDA profitability and, as we look towards the future, we’re excited to build on our investments in augmented reality, mapping, and content to drive our ongoing growth.”

	Three Months Ended December 31,		Percent	Twelve Months Ended December 31,		Percent
	2020	2019	Change	2020	2019	Change
(Unaudited)	(in thousands, except per share amounts)
Cash used in operating activities(1)	$(52,545)	$(66,842)	(21)%	$(167,644)	$(304,958)	(45)%
Free Cash Flow(1)	$(68,992)	$(75,935)	9%	$(225,476)	$(341,436)	34%
Common shares outstanding plus shares underlying stock-based awards	1,629,620	1,576,035	3%	1,629,620	1,576,035	3%
Operating loss	$(97,236)	$(253,596)	(62)%	$(862,072)	$(1,103,328)	(22)%
Revenue	$911,322	$560,888	62%	$2,506,626	$1,715,534	46%
Net loss(2)	$(113,099)	$(240,704)	(53)%	$(944,839)	$(1,033,660)	(9)%
Adjusted EBITDA	$165,609	$42,307	291%	$45,163	$(202,230)	122%
Diluted net loss per share attributable to common stockholders	$(0.08)	$(0.17)	(53)%	$(0.65)	$(0.75)	(13)%
Non-GAAP diluted net income (loss) per share	$0.09	$0.03	200%	$(0.06)	$(0.16)	63%

(1)

Cash used in operating activities and free cash flow for the three and twelve months ended December 31, 2020 includes a $98 million payment from non-recurring legal charges related to the securities class action in 2019. See page 10 for reconciliation of net loss to Adjusted EBITDA.

(2)	Net loss for the three and twelve months ended December 31, 2019 includes $100 million of non-recurring legal charges. See page 10 for reconciliation of net loss to Adjusted EBITDA.

Q4 2020 Summary & Key Highlights

We saw increased engagement across key metrics:

•	DAUs were 265 million in Q4 2020, an increase of 47 million, or 22%, year-over-year.
•	DAUs increased sequentially and year-over-year in each of North America, Europe, and Rest of World.
•	DAUs increased sequentially and year-over-year on both iOS and Android platforms.
•	On average, Snapchatters opened Snapchat 30 times every day in Q4 2020.

We continue to invest in our Discover platform as a destination for content that entertains and informs:

•	Over 90% of the U.S. Gen Z population watched Shows and publisher content in Q4 2020.
•	Total daily time spent by Snapchatters over the age of 35 engaging with Shows and publisher content increased by more than 30% year-over-year.
•	Digital native creator of sports and lifestyle content Wave.tv reached an average monthly audience of 64 million Snapchatters.
•	“Will From Home”, our popular Snap Original featuring Will Smith, returned to Snapchat for its highly anticipated second season.
•	We launched a record 97 new international Discover channels in Q4 2020.

We continue to invest in our camera and augmented reality platforms:

•	Over 200 million daily active users engage with augmented reality every day on average.
•	In December, we held our third annual augmented reality Lens Fest event celebrating our Lens Creator community and their AR creations, which attracted over 5,000 attendees joining virtually.
•	Our ‘Cartoon’ Lens powered by real time machine learning generated 1 billion impressions in its first three days after launch.
•	We added the ability for Snapchatters using Scan to search food and wine labels, surfacing nutritional information and tasting notes in partnership with nutrition app Yuka and wine app Vivino.
•	We released updates to Lens Studio, introducing new tools and workflows to better manage, create, and load Lenses, while adding capabilities for developers to build LiDAR-powered Lenses.
•

We launched our first-ever 5G-enabled Landmarker Lens in partnership with Verizon. The Lens uses our augmented reality technology and Verizon’s 5G Ultra Wideband capabilities to bring the soul band Black Pumas at the New York Public Library to life.

We strengthened our ad platform to drive improved outcomes for advertisers:

•	We partnered with NYX Professional Makeup, Ralph Lauren, Sweat, and The New York Times to launch augmented reality-powered advertising experiences.
•	We implemented a partnership with Perfect Corp to enable more than 200 beauty brands to upload their catalogs to the Snap Camera for augmented reality try-on.
•	We added app install as a goal-based bidding objective for sponsored AR Lenses.
•	We launched Snap Connect, an extension of our online learning portal Snap Focus that focuses specifically on direct response advertising.
•

OnePlus (India) created Lenses for Diwali as a means to bring people together safely during a pandemic. Their Lenses garnered over 80 million impressions and reached over 14 million Snapchatters in India.

We continue to innovate to better serve our large and engaged community:

•

We launched Spotlight, our newest platform surfacing the most entertaining Snaps from our community, and our early investments have helped Spotlight grow to over 100 million monthly active users in January.

•	We launched our first Snap Kit integration with Twitter, enabling Snapchatters to easily share what’s happening on Twitter over the Snapchat camera on iOS, with Android soon to come.
•	We partnered with Unity to extend the reach of Unity’s ads to Snapchat advertisers through the Snap Audience Network, as well as bring Snap technology to game developers through Snap Kit.
•	We released Bitmoji Paint, our internally developed Snap game allowing Snapchatters to paint different pixelated canvases using their Bitmoji avatar along with other users around the world.

Financial Guidance

The following forward-looking statements reflect our expectations for the first quarter of 2021 as of February 4, 2021, and are subject to substantial uncertainty. This guidance assumes constant foreign currency rates, and among other things, that no business acquisitions, investments, restructurings, or legal settlements are concluded in the quarter. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

Q1 2021 Outlook

•	Revenue is estimated to be between $720 million and $740 million, compared to $462 million in Q1 2020.
•	Adjusted EBITDA is estimated to be between $(70) and $(50) million, compared to $(81) million in Q1 2020.

Conference Call Information

Snap Inc. will host a conference call to discuss the results at 2:00 p.m. Pacific / 5:00 p.m. Eastern today. The live audio webcast along with supplemental information will be accessible at investor.snap.com. A recording of the webcast will also be available following the conference call.

Snap Inc. uses the investor.snap.com and snap.com/news websites as means of disclosing material non-public information and for complying with its disclosure obligation under Regulation FD.

Definitions

Free Cash Flow is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment.

Common shares outstanding plus shares underlying stock-based awards includes common shares outstanding, restricted stock units, restricted stock awards, and outstanding stock options.

Adjusted EBITDA is defined as net income (loss), excluding interest income; interest expense; other income (expense) net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and related payroll tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time.

A Daily Active User (DAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during a defined 24-hour period. We calculate average DAUs for a particular quarter by adding the number of DAUs on each day of that quarter and dividing that sum by the number of days in that quarter.

Average revenue per user (ARPU) is defined as quarterly revenue divided by the average DAUs.

A Monthly Active User (MAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during the 30-day period ending on the calendar month-end. We calculate average Monthly Active Users for a particular quarter by calculating the average of the MAUs as of each calendar month-end in that quarter.

Note: For adjustments and additional information regarding the non-GAAP financial measures and other items discussed, please see “Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures,” and “Supplemental Financial Information and Business Metrics.”

About Snap Inc.

Snap Inc. is a camera company. We believe that reinventing the camera represents our greatest opportunity to improve the way people live and communicate. We contribute to human progress by empowering people to express themselves, live in the moment, learn about the world, and have fun together. For more information, visit snap.com.

Contact

Investors and Analysts:

ir@snap.com

Press:

press@snap.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding guidance, our future results of operations or financial condition, business strategy and plans, user growth and engagement, product initiatives, and objectives of management for future operations, and the impact of COVID-19 on our business and the economy as a whole, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends, including the ongoing COVID-19 pandemic that we believe may continue to affect our business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: our financial performance; our lack of profitability to date; our ability to generate and sustain positive cash flow; our ability to attract and retain users, publishers, and advertisers; competition and new market entrants; managing our international expansion and our growth and future expenses; compliance with new laws, regulations, and executive actions; our ability to maintain, protect, and enhance our intellectual property; our ability to succeed in existing and new market segments; our ability to attract and retain qualified and key personnel; our ability to repay outstanding debt; and future acquisitions or investments, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in our most recent quarterly report on Form 10-Q for the quarter ended September 30, 2020 filed with the SEC, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in Snap Inc.’s annual report on Form 10-K for the year ended December 31, 2020 and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, including future developments related to the COVID-19 pandemic, except as required by law.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use the non-GAAP financial measure of Free Cash Flow, which is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. We believe Free Cash Flow is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses and investment in our business and is a key financial indicator used by management. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

We use the non-GAAP financial measure of Adjusted EBITDA, which is defined as net income (loss); excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and related payroll tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time. We believe that Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in Adjusted EBITDA.

We use the non-GAAP financial measure of non-GAAP net loss, which is defined as net income (loss); excluding amortization of intangible assets; stock-based compensation expense and related payroll tax expense; certain other non-cash or non-recurring items impacting net income (loss) from time to time; and related income tax adjustments. Non-GAAP net loss and weighted average diluted shares are then used to calculate non-GAAP diluted net loss per share. Similar to Adjusted EBITDA, we believe these measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses we exclude in the measure.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Snap Inc., “Snapchat,” and our other registered and common law trade names, trademarks, and service marks are the property of Snap Inc. or our subsidiaries.

SNAP INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Cash flows from operating activities
Net loss	$(113,099)	$(240,704)	$(944,839)	$(1,033,660)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	22,811	20,620	86,744	87,245
Stock-based compensation	219,882	166,655	770,182	686,013
Deferred income taxes	(2,628)	(686)	(6,326)	(491)
Gain on divestiture	—	—	—	(39,883)
Amortization of debt discount and issuance costs	24,923	11,385	81,401	17,797
Other	(16,330)	(24,014)	(961)	(28,575)
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net of allowance	(212,508)	(117,126)	(255,818)	(147,862)
Prepaid expenses and other current assets	4,765	(4,869)	(14,587)	(9,849)
Operating lease right-of-use assets	10,633	945	38,940	58,199
Other assets	(13,785)	(3,371)	(11,442)	1,169
Accounts payable	8,926	(7,645)	20,374	20,674
Accrued expenses and other current liabilities	14,233	129,408	108,601	146,063
Operating lease liabilities	(8,991)	2,415	(49,730)	(60,844)
Other liabilities	8,623	145	9,817	(954)
Net cash used in operating activities	(52,545)	(66,842)	(167,644)	(304,958)
Cash flows from investing activities
Purchases of property and equipment	(16,447)	(9,093)	(57,832)	(36,478)
Proceeds from divestiture, net	—	—	—	73,796
Cash paid for acquisitions, net of cash acquired	(115,138)	(77,119)	(168,850)	(77,119)
Non-marketable investments	(16,245)	(1,731)	(111,586)	(5,481)
Purchases of marketable securities	(947,707)	(552,990)	(3,524,599)	(2,477,388)
Sales of marketable securities	16,117	81,742	389,974	184,179
Maturities of marketable securities	839,347	415,115	2,737,523	1,608,854
Other	6,006	—	5,506	1,029
Net cash used in investing activities	(234,067)	(144,076)	(729,864)	(728,608)
Cash flows from financing activities
Proceeds from issuance of convertible notes, net of issuance costs	—	(437)	988,582	1,251,411
Purchase of capped calls	—	—	(100,000)	(102,086)
Proceeds from the exercise of stock options	8,168	1,801	34,209	16,527
Net cash provided by financing activities	8,168	1,364	922,791	1,165,852
Change in cash, cash equivalents, and restricted cash	(278,444)	(209,554)	25,283	132,286
Cash, cash equivalents, and restricted cash, beginning of period	824,987	730,814	521,260	388,974
Cash, cash equivalents, and restricted cash, end of period	546,543	$521,260	546,543	$521,260
Supplemental disclosures
Cash paid for income taxes, net	$1,013	$56	$3,692	$156
Cash paid for interest	$1,641	$370	$12,019	$1,546
Supplemental disclosures of non-cash activities
Net change in accounts payable and accrued expenses and other current liabilities related to property and equipment additions	$1,584	$951	$2,732	$(6,027)

SNAP INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts, unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Revenue	$911,322	$560,888	$2,506,626	$1,715,534
Costs and expenses:
Cost of revenue	385,546	253,439	1,182,505	895,838
Research and development	318,446	219,526	1,101,561	883,509
Sales and marketing	157,634	125,972	555,468	458,598
General and administrative	146,932	215,547	529,164	580,917
Total costs and expenses	1,008,558	814,484	3,368,698	2,818,862
Operating loss	(97,236)	(253,596)	(862,072)	(1,103,328)
Interest income	1,969	10,463	18,127	36,042
Interest expense	(29,176)	(14,775)	(97,228)	(24,994)
Other income (expense), net	29,471	17,536	14,988	59,013
Loss before income taxes	(94,972)	(240,372)	(926,185)	(1,033,267)
Income tax benefit (expense)	(18,127)	(332)	(18,654)	(393)
Net loss	$(113,099)	$(240,704)	$(944,839)	$(1,033,660)
Net loss per share attributable to Class A, Class B, and Class C common stockholders:
Basic	$(0.08)	$(0.17)	$(0.65)	$(0.75)
Diluted	$(0.08)	$(0.17)	$(0.65)	$(0.75)
Weighted average shares used in computation of net loss per share:
Basic	1,484,277	1,409,519	1,455,693	1,375,462
Diluted	1,484,277	1,409,519	1,455,693	1,375,462

SNAP INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except par value)

	December 31, 2020	September 30, 2020	December 31, 2019
	(unaudited)	(unaudited)
Assets
Current assets
Cash and cash equivalents	$545,618	$824,070	$520,317
Marketable securities	1,991,922	1,900,935	1,592,488
Accounts receivable, net of allowance	744,288	529,872	492,194
Prepaid expenses and other current assets	56,147	60,837	38,987
Total current assets	3,337,975	3,315,714	2,643,986
Property and equipment, net	178,709	175,199	173,667
Operating lease right-of-use assets	269,728	269,141	275,447
Intangible assets, net	105,929	91,796	92,121
Goodwill	939,259	816,113	761,153
Other assets	192,638	149,811	65,550
Total assets	$5,024,238	$4,817,774	$4,011,924
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$71,908	$61,978	$46,886
Operating lease liabilities	41,077	40,994	42,179
Accrued expenses and other current liabilities	554,342	507,134	410,610
Total current liabilities	667,327	610,106	499,675
Convertible senior notes, net	1,675,169	1,650,246	891,776
Operating lease liabilities, noncurrent	287,292	287,105	303,178
Other liabilities	64,474	71,546	57,382
Total liabilities	2,694,262	2,619,003	1,752,011
Commitments and contingencies
Stockholders’ equity
Class A non-voting common stock, $0.00001 par value. 3,000,000 shares authorized, 1,248,010, 1,229,446, and 1,160,127 shares issued and outstanding at December 31, 2020, September 30, 2020, and December 31, 2019, respectively.	12	12	12
Class B voting common stock, $0.00001 par value. 700,000 shares authorized, 23,696, 23,643, and 24,522 shares issued and outstanding at December 31, 2020, September 30, 2020, and December 31, 2019, respectively.	—	—	-
Class C voting common stock, $0.00001 par value. 260,888 shares authorized, 231,627, 231,627, and 231,147 shares issued and outstanding at December 31, 2020, September 30, 2020, and December 31, 2019, respectively.	2	2	2
Additional paid-in capital	10,200,141	9,968,707	9,205,256
Accumulated other comprehensive income (loss)	21,363	8,499	573
Accumulated deficit	(7,891,542)	(7,778,449)	(6,945,930)
Total stockholders’ equity	2,329,976	2,198,771	2,259,913
Total liabilities and stockholders’ equity	$5,024,238	$4,817,774	$4,011,924

SNAP INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Free Cash Flow reconciliation:
Net cash used in operating activities	$(52,545)	$(66,842)	$(167,644)	$(304,958)
Less:
Purchases of property and equipment	(16,447)	(9,093)	(57,832)	(36,478)
Free Cash Flow	$(68,992)	$(75,935)	$(225,476)	$(341,436)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Adjusted EBITDA reconciliation:
Net loss	$(113,099)	$(240,704)	$(944,839)	$(1,033,660)
Add (deduct):
Interest income	(1,969)	(10,463)	(18,127)	(36,042)
Interest expense	29,176	14,775	97,228	24,994
Other (income) expense, net	(29,471)	(17,536)	(14,988)	(59,013)
Income tax (benefit) expense	18,127	332	18,654	393
Depreciation and amortization	22,811	20,620	86,744	87,245
Stock-based compensation expense	219,882	166,655	770,182	686,013
Payroll tax expense related to stock-based compensation	20,152	8,628	50,309	27,840
Securities class actions legal charges(1)	—	100,000	—	100,000
Adjusted EBITDA	$165,609	$42,307	$45,163	$(202,230)

(1)

Securities class actions legal charges in the fourth quarter of 2019 were related to a preliminary agreement to settle the securities class actions that arose following our IPO. The preliminary settlement agreement was signed in January 2020 and provided for a resolution of all of the pending claims in the shareholder class actions for $187.5 million. We recorded legal settlement expense, net of amounts directly covered by insurance, of $100.0 million. These charges are non-recurring and not reflective of underlying trends in our business. The settlement amount of $98 million was paid in December 2020.

Total depreciation and amortization expense by function:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Depreciation and amortization expense:
Cost of revenue	$5,533	$4,903	$22,205	$21,271
Research and development	10,723	8,738	37,627	33,208
Sales and marketing	3,136	3,087	12,916	13,256
General and administrative	3,419	3,892	13,996	19,510
Total	$22,811	$20,620	$86,744	$87,245

SNAP INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued)

(in thousands, except per share amounts, unaudited)

Total stock-based compensation expense by function:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Stock-based compensation expense:
Cost of revenue	$2,896	$1,398	$9,367	$6,365
Research and development	155,436	111,611	533,272	464,639
Sales and marketing	28,964	25,788	108,270	93,355
General and administrative	32,586	27,858	119,273	121,654
Total	$219,882	$166,655	$770,182	$686,013

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Non-GAAP net income (loss) reconciliation:
Net loss	$(113,099)	$(240,704)	$(944,839)	$(1,033,660)
Amortization of intangible assets	9,727	7,067	33,507	33,399
Stock-based compensation expense	219,882	166,655	770,182	686,013
Payroll tax expense related to stock-based compensation	20,152	8,628	50,309	27,840
Securities class actions legal charges	—	100,000	—	100,000
Gain on divestiture	—	—	—	(39,883)
Income tax adjustments	(511)	289	(96)	750
Non-GAAP net income (loss)	$136,151	$41,935	$(90,937)	$(225,541)

Weighted-average common shares - Diluted	1,484,277	1,409,519	1,455,693	1,375,462

Non-GAAP diluted net income (loss) per share reconciliation:
Diluted net loss per share	$(0.08)	$(0.17)	$(0.65)	$(0.75)
Non-GAAP adjustment to net loss	0.17	0.20	0.59	0.59
Non-GAAP diluted net income (loss) per share	$0.09	$0.03	$(0.06)	$(0.16)

SNAP INC.

SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS

(dollars and shares in thousands, except per user amounts below, unaudited)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Cash Flows and Shares
Net cash provided by (used in) operating activities	$(76,149)	$(66,842)	$6,283	$(66,554)	$(54,828)	$(52,545)
Net cash provided by (used in) operating activities - YoY (year-over-year)	43%	(47)%	109%	31%	28%	21%
Net cash provided by (used in) operating activities - TTM (trailing twelve months)	$(364,170)	$(304,958)	$(232,497)	$(203,262)	$(181,941)	$(167,644)
Purchases of property and equipment	$(7,938)	$(9,093)	$(10,891)	$(15,767)	$(14,727)	$(16,447)
Purchases of property and equipment - YoY	(70)%	(60)%	(8)%	107%	86%	81%
Purchases of property and equipment - TTM	$(50,126)	$(36,478)	$(35,555)	$(43,689)	$(50,478)	$(57,832)
Free Cash Flow	$(84,087)	$(75,935)	$(4,608)	$(82,321)	$(69,555)	$(68,992)
Free Cash Flow - YoY	47%	49%	94%	20%	17%	9%
Free Cash Flow - TTM	$(414,296)	$(341,436)	$(268,052)	$(246,951)	$(232,419)	$(225,476)
Common shares outstanding	1,389,395	1,415,796	1,439,589	1,463,620	1,484,716	1,503,333
Common shares outstanding - YoY	8%	7%	8%	7%	7%	6%
Shares underlying stock-based awards	175,813	160,239	149,004	152,526	138,914	126,287
Shares underlying stock-based awards - YoY	(5)%	(15)%	(29)%	(16)%	(21)%	(21)%
Total common shares outstanding plus shares underlying stock-based awards	1,565,208	1,576,035	1,588,593	1,616,146	1,623,630	1,629,620
Total common shares outstanding plus shares underlying stock-based awards - YoY	6%	5%	3%	4%	4%	3%

Results of Operations
Revenue	$446,199	$560,889	$462,478	$454,158	$678,668	$911,322
Revenue - YoY	50%	44%	44%	17%	52%	62%
Revenue - TTM	$1,544,468	$1,715,535	$1,857,586	$1,923,723	$2,156,192	$2,506,626
Revenue by region(1)
North America	$316,028	$382,029	$315,650	$306,740	$492,928	$659,163
North America - YoY	52%	42%	40%	18%	56%	73%
North America - TTM	$1,070,608	$1,183,779	$1,273,724	$1,320,447	$1,497,347	$1,774,481
Europe	$68,553	$91,873	$76,498	$78,635	$102,480	$141,608
Europe - YoY	36%	47%	61%	30%	49%	54%
Europe - TTM	$239,104	$268,507	$297,557	$315,559	$349,486	$399,221
Rest of World	$61,618	$86,987	$70,330	$68,783	$83,260	$110,551
Rest of World - YoY	55%	49%	49%	2%	35%	27%
Rest of World - TTM	$234,760	$263,252	$286,308	$287,717	$309,359	$332,924
Operating loss	$(228,853)	$(253,596)	$(286,364)	$(310,608)	$(167,864)	$(97,236)
Operating loss - YoY	(29)%	30%	(9)%	2%	(27)%	(62)%
Operating loss - Margin	(51)%	(45)%	(62)%	(68)%	(25)%	(11)%
Operating loss - TTM	$(1,044,439)	$(1,103,328)	$(1,073,631)	$(1,079,421)	$(1,018,432)	$(862,072)
Net loss	$(227,375)	$(240,704)	$(305,936)	$(325,951)	$(199,853)	$(113,099)
Net loss - YoY	(30)%	26%	(1)%	28%	(12)%	(53)%
Net loss - TTM	$(984,624)	$(1,033,660)	$(1,029,189)	$(1,099,966)	$(1,072,444)	$(944,839)
Adjusted EBITDA	(42,375)	42,307	(81,237)	(95,570)	56,361	165,609
Adjusted EBITDA - YoY	69%	184%	34%	(21)%	233%	291%
Adjusted EBITDA - Margin(2)	(9)%	8%	(18)%	(21)%	8%	18%
Adjusted EBITDA - TTM	$(294,900)	$(202,230)	$(160,018)	$(176,875)	$(78,139)	$45,163

(1)

Total revenue for geographic reporting is apportioned to each region based on our determination of the geographic location in which advertising impressions are delivered, as this approximates revenue based on user activity. This allocation is consistent with how we determine ARPU.

(2)	We define Adjusted EBITDA margin as Adjusted EBITDA divided by GAAP revenue.

SNAP INC.

SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS (continued)

(dollars and shares in thousands, except per user amounts below, unaudited)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Other
DAU (in millions)	210	218	229	238	249	265
DAU - YoY	13%	17%	20%	17%	18%	22%
DAU by region (in millions)
North America	84	86	88	90	90	92
North America - YoY	6%	9%	10%	9%	7%	6%
Europe	65	67	70	71	72	74
Europe - YoY	9%	12%	14%	12%	10%	10%
Rest of World	61	64	71	77	87	99
Rest of World - YoY	28%	36%	45%	37%	43%	55%
ARPU	$2.12	$2.58	$2.02	$1.91	$2.73	$3.44
ARPU - YoY	33%	23%	20%	—	28%	33%
ARPU by region
North America	$3.75	$4.42	$3.57	$3.40	$5.49	$7.19
North America - YoY	43%	31%	27%	8%	46%	63%
Europe	$1.05	$1.37	$1.09	$1.10	$1.43	$1.91
Europe - YoY	24%	31%	41%	16%	36%	39%
Rest of World	$1.01	$1.35	$1.00	$0.89	$0.95	$1.11
Rest of World - YoY	21%	9%	3%	(26)%	(6)%	(18)%
Employees (full-time; excludes part-time, contractors, and temporary personnel)	2,908	3,195	3,427	3,550	3,713	3,863
Employees - YoY	0%	11%	22%	30%	28%	21%

Depreciation and amortization expense
Cost of revenue	$4,580	$4,903	$5,525	$5,532	$5,615	$5,533
Research and development	8,632	8,738	8,915	8,463	9,526	10,723
Sales and marketing	3,109	3,087	3,166	3,381	3,233	3,136
General and administrative	4,325	3,892	3,598	3,549	3,430	3,419
Total	$20,646	$20,620	$21,204	$20,925	$21,804	$22,811
Depreciation and amortization expense - YoY	(17)%	(9)%	(9)%	(8)%	6%	11%

Stock-based compensation expense
Cost of revenue	$1,332	$1,398	$1,782	$2,066	$2,623	$2,896
Research and development	108,176	111,611	118,317	127,516	132,003	155,436
Sales and marketing	23,333	25,788	24,806	27,107	27,393	28,964
General and administrative	28,387	27,858	27,144	29,482	30,061	32,586
Total	$161,228	$166,655	$172,049	$186,171	$192,080	$219,882
Stock-based compensation expense - YoY	27%	37%	6%	(5)%	19%	32%